S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2008 (Dollars in thousands, except per share data)								Page 1 of 3
	2007				2008		Six Months Ended
For the period:	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	June 2008	June 2007
Interest Income	$52,934	$54,274	$54,761	$53,637	$50,458	$50,433	$100,891	$107,208
Interest Expense	24,725	25,321	25,485	23,636	19,909	16,791	36,700	50,047
Net Interest Income	28,209	28,953	29,276	30,001	30,549	33,642	64,191	57,161
Taxable Equivalent Adjustment	1,186	1,216	1,170	1,156	1,148	1,227	2,375	2,402
Net Interest Income (FTE)	29,395	30,169	30,446	31,157	31,697	34,869	66,566	59,563
Provision For Loan Losses	2,178	1,305	1,142	1,187	1,279	(118)	1,161	3,483
Net Interest Income After Provisions (FTE)	27,217	28,864	29,304	29,970	30,418	34,987	65,405	56,080
Security Gains and Losses, Net	1,656	481	1,129	579	611	(1,829)	(1,218)	2,136

Service Charges and Fees	2,343	2,529	2,605	2,647	2,402	2,754	5,156	4,871
Wealth Management	1,855	1,978	1,751	1,886	1,862	1,907	3,769	3,833
Insurance	1,894	1,792	1,874	1,726	1,997	2,042	4,039	3,686
Other	2,424	2,744	4,270	2,443	2,638	3,100	5,738	5,169
Total Noninterest Income	8,516	9,043	10,500	8,702	8,899	9,803	18,702	17,559

Salaries and Employee Benefits	9,934	10,073	9,910	10,470	10,060	10,514	20,574	20,006
Occupancy and Equip. Expense, Net	2,261	2,447	2,423	2,452	2,660	2,636	5,296	4,708
Data Processing Expense	1,234	1,301	1,179	1,166	1,071	1,668	2,739	2,535
FDIC Expense	76	77	74	75	75	74	149	153
Other	4,084	4,163	4,543	5,518	4,089	7,492	11,581	8,246
Total Noninterest Expense	17,589	18,061	18,129	19,681	17,955	22,384	40,339	35,648

Income Before Taxes	19,800	20,327	22,804	19,570	21,973	20,577	42,550	40,127
Taxable Equivalent Adjustment	1,186	1,216	1,170	1,156	1,148	1,227	2,375	2,402
Applicable Income Taxes	5,316	5,235	5,973	5,103	5,969	5,489	11,458	10,552
Net Income	$13,298	$13,876	$15,661	$13,311	$14,856	$13,861	$28,717	$27,173
Per Common Share Data:
Shares Outstanding at End of Period	24,897,787	24,468,671	24,543,177	24,551,087	24,615,136	27,408,633	27,408,633	24,468,671
Average Shares Outstanding - Diluted	25,389,584	24,847,410	24,690,735	24,677,720	24,680,484	25,503,920	25,092,202	25,117,043
Net Income - Diluted	$0.52	$0.56	$0.63	$0.54	$0.60	$0.54	$1.14	$1.08
Dividends Declared	$0.30	$0.30	$0.30	$0.31	$0.31	$0.31	$0.62	$0.60
Book Value	$13.16	$12.98	$13.36	$13.75	$14.18	$16.00	$16.00	$12.98
Market Value	$33.04	$32.90	$32.09	$27.64	$32.17	$29.06	$29.06	$32.90

S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2008 (Dollars in thousands)							Page 2 of 3
	2007				2008
Asset Quality Data	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q
Nonaccrual Loans and Nonperforming Loans	$19,854	$14,944	$14,445	$16,798	$23,212	$15,959
Assets acquired through foreclosure or repossession	606	610	869	488	630	1,884
Nonperforming Assets	20,460	15,554	15,314	17,286	23,842	17,843
Allowance for Loan Losses	35,319	35,808	34,144	34,345	35,717	38,796
Nonperforming Loans / Loans	0.73%	0.54%	0.52%	0.60%	0.81%	0.46%
Allowance for Loan Losses / Loans	1.29%	1.31%	1.24%	1.23%	1.25%	1.12%
Allowance for Loan Losses / Nonperforming Loans	178%	240%	236%	204%	154%	243%
Net Loan Charge-offs (Recoveries)	78	817	2,806	986	(94)	2,224
Net Loan Charge-offs (Recoveries) (annualized)/ Average Loans	0.01%	0.12%	0.41%	0.14%	-0.01%	0.29%

Balance Sheet (Period-End)
Assets	$3,361,963	$3,368,761	$3,348,096	$3,407,621	$3,463,806	$4,353,466
Earning Assets	3,146,934	3,141,844	3,126,714	3,169,594	3,212,919	3,934,187
Securities	412,384	398,612	375,151	372,655	362,053	466,524
Loans, Gross	2,734,550	2,743,232	2,751,564	2,796,939	2,850,866	3,467,663
Total Deposits	2,576,887	2,624,495	2,620,176	2,621,825	2,605,187	3,114,560
Non-Interest Bearing Deposits	444,525	446,455	451,196	459,708	471,040	593,339
NOW, Money Market & Savings	1,204,833	1,230,290	1,233,969	1,243,061	1,203,833	1,325,755
CD's $100,000 and over	259,390	258,311	250,011	249,643	250,489	329,087
Other Time Deposits	668,139	689,439	685,000	669,413	679,825	866,379
Short-term borrowings	169,552	144,342	125,809	180,258	211,391	472,045
Long-term Debt	246,715	246,487	236,255	226,021	246,403	281,163
Shareholders' Equity	327,559	317,707	327,863	337,560	349,073	438,499

Balance Sheet (Daily Averages)
Assets	$3,312,784	$3,344,544	$3,339,979	$3,346,685	$3,407,665	$3,701,389
Earning Assets	3,108,328	3,134,253	3,127,103	3,137,967	3,198,279	3,434,268
Securities	420,645	403,351	384,405	370,100	369,400	386,243
Loans, Gross	2,687,564	2,730,618	2,740,458	2,767,615	2,828,762	3,048,024
Deposits	2,550,819	2,578,878	2,623,770	2,620,448	2,579,321	2,712,198
Shareholders' Equity	339,168	325,966	324,124	333,880	345,939	377,160

S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2008 (Dollars in thousands, except per share data)								Page 3 of 3

	2007				2008		Year-to-date
Profitability Ratios (annualized)	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	June 2008	June 2007

Return on Average Assets	1.63%	1.66%	1.86%	1.58%	1.75%	1.51%	1.62%	1.64%
Return on Average Shareholders' Equity	15.90%	17.07%	19.17%	15.82%	17.27%	14.78%	15.97%	16.81%
Yield on Earning Assets (FTE)	7.06%	7.10%	7.10%	6.93%	6.49%	6.05%	6.26%	7.08%
Cost of Interest Bearing Funds	4.00%	4.01%	3.99%	3.70%	3.10%	2.43%	2.75%	4.00%
Net Interest Margin (FTE)(4)	3.84%	3.86%	3.86%	3.94%	3.99%	4.08%	4.04%	3.85%
Efficiency Ratio (FTE)(1)	46.40%	46.06%	44.28%	49.38%	44.23%	50.11%	47.31%	46.22%

Capitalization Ratios

Dividends Paid to Net Income	57.21%	53.92%	46.86%	55.31%	51.23%	55.05%
Shareholders' Equity to Assets (Period End)	9.74%	9.43%	9.79%	9.91%	10.08%	10.07%
Leverage Ratio (2)	8.38%	8.06%	8.38%	8.57%	9.28%	8.05%
Risk Based Capital - Tier I (3)	9.23%	8.94%	9.35%	9.50%	10.29%	7.99%
Risk Based Capital - Tier II (3)	11.45%	11.15%	11.50%	11.64%	12.46%	11.12%

Definitions:

(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.

(2) Equity less goodwill to total assets and allowance for loan losses.

(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.

(4) Net interest income, on a fully taxable equivalent basis, annualized divided by quarter-to-date average earning assets.